UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2014

NEVADA PROPERTY 1 LLC

(Exact Name of registrant as specified in its charter)

Delaware	000-53938	27-1695189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3708 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(702) 698-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

a)	Previous independent registered public accounting firm.

On September 5, 2014, Nevada Property 1 LLC (the “Company”), at the direction and with the approval of the Audit Committee of the Board of Directors (the “Audit Committee”) dismissed PricewaterhouseCoopers,LLP (“PwC”) as its independent registered public accounting firm effective as of that date. The Company notified PwC of its dismissal on the same day.

The reports of PwC on the Company’s consolidated financial statements for fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2012 and 2013, and through September 5, 2014, the Company did not have any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the Company’s fiscal years ended December 31, 2012 and 2013, and through September 5, 2014, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “Commission”).

The Company provided PwC with a copy of this report prior to its filing with the Commission, and requested that PwC furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of this letter, dated September 8, 2014, furnished by PwC in response to that request is filed as Exhibit 16.1 to this Current Report.

b)	New independent registered public accounting firm.

On September 5, 2014, the Audit Committee approved the engagement of Ernst & Young LLP (“EY”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2014, subject to EY’s completion of its internal client acceptance procedures. On September 8, 2014, these procedures were finalized and EY was appointed as the Company’s new independent registered public accounting firm.

The Company did not consult with EY during the fiscal years ended December 31, 2012 and 2013, or during any subsequent interim period prior to September 8, 2014 with respect to any of the matters or events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Letter, dated September 8, 2014, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA PROPERTY 1 LLC

By:	/s/ Ronald G. Eidell
Name:	Ronald G. Eidell
Title:	Chief Financial Officer

Date:	September 9, 2014